Bridgeway Funds, Inc.

Aggressive Investors 1 Fund

Aggressive Investors 2 Fund

Ultra-Small Company Fund

Ultra-Small Company Market Fund

Micro-Cap Limited Fund

Small-Cap Growth Fund

Small-Cap Value Fund

Large-Cap Growth Fund

Large-Cap Value Fund

Blue Chip 35 Index Fund

Balanced Fund

(Collectively, the “Funds”)

Supplement dated February 25, 2010 to the Prospectus

and Statement of Additional Information (“SAI”) dated October 31, 2009

The following changes are made to the Prospectus and SAI effective as of the date of this Supplement:

1.	Effective January 1, 2010, Briggs, Bunting & Dougherty, LLP, the Funds’ independent registered public accounting firm, changed its name to BBD, LLP. All references to “Briggs, Bunting & Dougherty, LLP” are replaced with “BBD, LLP.”

2.	The Funds’ Board of Directors has approved the transfer of Fund Administration, Transfer Agency, Fund Accounting and Taxation Services from Citi Fund Services, Inc. to PNC Global Investment Servicing (U.S.) Inc. effective February 20, 2010. Accordingly, the Prospectus and SAI are hereby amended as follows:

a.	The two references to the mailing address for Bridgeway Funds, Inc. under the heading “For More Information” in the Prospectus are deleted and replaced with the following:

Bridgeway Funds, Inc.

c/o PNC Global Investment Servicing

P.O. Box 9860

Providence, RI 02940-8060

b.	The two references to the phone number 713-661-3500 under the heading “For More Information” in the Prospectus should be deleted.

c.	The sixth paragraph under the heading “Disclosure of Portfolio Holdings” in the SAI is deleted in its entirety and replaced with the following:

“Bridgeway Funds may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available for legitimate business purposes, provided that such disclosure is approved by the Chief Compliance Officer, to its third party service providers, which include PFPC Trust Company, the custodian; PNC Global Investment Servicing (U.S.) Inc., the administrator, accounting agent and transfer agent; BBD, LLP, the Funds’ independent registered public accounting firm; Stradley Ronon Stevens & Young, LLP, legal counsel; and the Funds’ financial printer. The Funds currently have ongoing arrangements to disclose portfolio holdings information to Standard & Poor’s Inc., Thompson Financial Corp., Bloomberg L.P., The McGraw-Hill Companies, Inc., Merrill Corporation, Russell Investment Group, Morningstar, Inc., RiskMetrics, A.S.A.P. Adviser Services, Headstrong Services, LLC and Lipper, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).”

d.	The paragraph under the sub-heading “Fund Administration, Transfer Agency and Fund Accounting Services” under the heading “Service Agreements” in the SAI is deleted in its entirety and replaced with the following:

Fund Administration, Transfer Agency and Fund Accounting Services. Effective February 20, 2010, Bridgeway Funds entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNC-GIS”), 760 Moore Road, King of Prussia, Pennsylvania 19406, whereby PNC-GIS provides various administrative and accounting services to the Funds, including, but not limited to, daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Directors. In addition, PNC-GIS acts as transfer agent for the Funds. For fund accounting and administration services, Bridgeway Funds pays to PNC-GIS administration fees with respect to each Fund, computed daily and paid monthly, at annual rates some of which are based on fixed rates per Fund and some of which are based on the average daily net assets of each Fund. In addition, PNC-GIS receives fees for providing transfer agency services to the Funds.

For the period January 27, 2007 to March 1, 2010, Citi Fund Services Ohio, Inc. (“Citi”) provided administrative and accounting services to the Funds for which Bridgeway Funds paid to Citi a fee of $3,281.25 per month per Fund, with surcharges of: (i) $250 per month per additional Class above one in each Fund; (ii) $500 per month for international Funds; and (iii) $750 per month for fair valuation services.

e.	The third paragraph under the heading “Net Asset Value” in the SAI is deleted in its entirety and replaced with the following:

The Funds’ securities, including options, that are traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale on the principal exchange on which they are traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price (long position) or ask price (short positions.) Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e., T-Bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), the Adviser will obtain a price from a third independent source. When the price from two pricing sources is the same (within a degree of materiality), this will be prima facie evidence that the price is correct as of the close of the NYSE, even if a third or fourth source is different or if better information becomes available later. The administrator will not re-price the Fund based on a later security closing price that may be reported, for example, in the next day’s newspaper or by notification by the Exchange.

This information supplements the Prospectus and SAI of Bridgeway Funds, Inc.

dated October 31, 2009.

Please retain this supplement for future reference.